SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: March 25, 2004
(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
            (as depositor under the Pooling and Servicing Agreement,
               dated as of March 1, 2004, relating to the Banc of
                        America Commercial Mortgage Inc.
              Commercial Mortgage Pass-Through Certificates, Series
              2004-1) (Exact name of registrant as specified in its
                                    charter)

   Delaware                     333-89322-04                     56-1950039
---------------                 ------------                 -------------------

(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina        28255
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (704) 386-2400

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class XP, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), which were issued on March 10, 2004 with an aggregate principal balance as of March 10, 2004 of $922,490,706. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear"), Deutsche Bank Securities Inc. ("Deutsche Bank"), and Goldman, Sachs & Co. ("Goldman Sachs") pursuant to an Underwriting Agreement, dated March 3, 2004, among BAS, Bear, Deutsche Bank and Goldman Sachs, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99 is the Mortgage Loan Purchase and Sale Agreement dated as of March 10, 2004, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 4         Pooling and Servicing Agreement

Exhibit 8         Tax Matters Opinion

Exhibit 99        Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By:    /s/ Manish Parwani
                                            ------------------------------------
                                            Name:  Manish Parwani
                                            Title: Vice President

Date: March 25, 2004

                                  Exhibit Index

Item 601(a) of Regulation                                         Paper (P) or
     S-K Exhibit No.          Description                         Electronic (E)
-------------------------     -----------                         --------------

            4                 Pooling and Servicing Agreement           E

            8                 Tax Matters Opinion                       E

            99                Mortgage Loan Purchase and Sale           E
                              Agreement